Presentation Materials for Investors June 2020 Exhibit 99.1

Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Reform Act of 1995. • These statements are based on current expectations and currently available information. • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation. • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation. • Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website. 2

Disclaimer • This presentation includes certain “forward - looking statements” within the meaning of The U.S. Private Securities Litigation Ref orm Act of 1995. These statements are based on current expectations and currently available information. • • Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation (“TMCC”). • We do not undertake to update the forward - looking statements to reflect actual results or changes in the factors affecting the forward - looking statements. • This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation. • Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice. • This presentation and its contents are directed only at and may only be communicated to (a) persons in member states of the European Economic Area who are “qualified investors” within the meaning of Article 2(e) of the Prospectus Regulation (EU) 2017/1129, a nd (b) in the United Kingdom to such “qualified investors” who are ( i) persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), o r (ii) high net worth entities and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, or (iii) other persons to whom it may otherwise lawfully be communicated (all such persons in (a) through (b) are collectively referred to a s “ Relevant Persons”). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or invest ment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons. • This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the Euro Medium Term Note Programme base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 13 September 2019 as supplemented from time to time (together, the “Prospectus”) together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market - news/marketnewshome.html. Investors should read the Prospectus before making an investment decision in order to fully understand the potential risks and rewards associated with the decision to invest in any securities of Toyota Motor Credit Corporation issued under the Euro Medium Term Note Programme. Approval of the Prospectus by the • Central Bank of Ireland should not be understood as an endorsement of securities issued under the Euro Medium Term Note Programme. Investors and others should note that we announce material financial information using the investor relations section of our corporate website ( http://www.toyotafinancial.com ) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed ( http://www.twitter.com/toyotafinancial ). We may update our social media channels from time to time on the investor relations section of our corporate website. 3

Toyota's Global Businesses

TOYOTA

Markets vehicles in over 190 countries/regions.
50 overseas manufacturing organizations in 27 countries/regions.

AUTOMOTIVE Design, Manufacturing, Distribution	TOYOTA FINANCIAL SERVICES	OTHER BUSINESSES
TOYOTA	Consumer Financing	Housing
LEXUS	Dealer Support & Financing	Marine
DAIHATSU	Banking	Telecommunications
HINO TRUCKS	Securities Services	e-Business
	Ancillary Products & Services	Intelligent Transport Services
		Biotechnology & Afforestation

4

5 TMC Financial Highlights ¥29 , 379 . 5 ¥30 , 225 . 6 ¥29 , 929 . 9 20 1 8 20 1 9 2020 Net Revenues Twelve Months Ended, Mar 31 ¥2 , 399 . 8 ¥2 , 467 . 5 ¥ 2 , 4 42.8 20 1 8 20 1 9 2020 Operating Income Twelve Months Ended, Mar 31 ¥2 , 493 . 9 ¥ 1,8 8 2 . 8 ¥2 , 076 . 1 20 1 8 20 1 9 2020 Net Income Twelve Months Ended, Mar 31 ¥9 , 372 . 1 ¥8 , 685 . 1 Total Liquid Assets (1) As of Mar 31 ¥9,454.4 ¥1,302.7 ¥1,465.8 ¥1,393.0 Capital Expenditures Twelve Months Ended, Mar 31 ¥1,064.2 ¥1,048.8 ¥ 1,11 0 . 3 20 1 8 20 1 9 2020 20 1 8 20 1 9 2020 20 1 8 20 1 9 ¥ in billions (1) Cash and cash equivalents, time deposits, marketable debt securities and its investment in monetary trust funds, excluding in each case those relating to financial services Source: TMC FY2019 Financial Summary; TMC FY2020 Financial Summary 2020 R&D Expenditures Twelve Months Ended, Mar 31

6 Toyota USA Operations By The Numbers 1 All data as of December 2019, except where noted. 2 Toyota vehicles and components assembled using U.S. and globally sourced parts. 3 Parts, materials and components (CY2018). Goods and Services (CY 2018). 4 As of March 14, 2019. 5 Based on Toyota data. Includes direct and dealer employees. 6 Includes U.S. (not HI) and Puerto Rico. 7 Global estimate based on FY18 projections of Toyota Motor Corporation. 8 As of CY 2018. 9 Includes direct, dealer and supplier employees and jobs created through their spending. Source: Toyota USA website

7 Toyota Operations Across the U.S. Source: Toyota USA website

8 Toyota Motor North America, Inc. $28.4B Direct investment in the U.S. as of December 2019 +26.3% Year - over - year change in Toyota hybrid sales as of December 2019 ~50% New vehicles will be electrified in some form by 2025 46M Corolla vehicles sold globally since introduction in 1966 9 Planned new and refreshed models in the Toyota and Lexus lineups in 2020 $13B Planned investment in U.S. manufacturing, R&D, and operations between FY18 and FY22 Source: Toyota Motor North America, Inc. Reports

Toyota and Lexus Third Party Accolades

Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

2020 Fortune
Toyota ranked one of the "World's Most Admired Companies" and named the No. 1 Motor Vehicle company (6th year running)

2020 IIHS
Top Safety Pick Awards
5 qualifying Toyota models (1 pick+)
4 qualifying Lexus models (2 pick+)

2019 Edmunds Buyers Most Wanted
Toyota Highlander, Toyota Tacoma, Lexus ES 350, Lexus RX 350

2019 J.D. Power and Associates
Vehicle Dependability Survey
Lexus ranked No. 1 overall
Toyota ranked No. 2 overall

2020 Kelley Blue Book
Best Overall Luxury Brand and Most Trusted Luxury Brand
Lexus Brand Winner

2019 Kelley Blue Book
Best Resale Value
Toyota No. 1 Brand Winner
(3 out of top 5 Best Resale Values for 2019)

2020 U.S. News
Best Cars for the Money
Toyota RAV4 Hybrid,
Toyota Corolla Hybrid, Toyota Camry

2019 MY NHTSA
5-Star Overall Rating
18 Toyota and Lexus models

2018 IIHS Recommended Used Vehicle List for Teens
7 Toyota vehicles

2019 Consumer Reports
Lexus & Toyota No. 1 and No. 3 brands in brand reliability

2019 Interbrand
Best Global Brands
Toyota named world's most valuable automotive brand

2020 U.S. News
Best Cars for Families
RAV4, Highlander Hybrid, Camry, Avalon and Avalon Hybrid

9

10 Toyota and Lexus Vehicle Highlights RAV4 (Hybrid/Prime) Si e n na Tacoma (Hybrid) Camry ( H y brid / AW D) IS Venza (Hybrid)

11 Toyota CASE Technologies e - P a l e tt e Fuel Cell and Battery Electric C o nnected Au t on o mous Toyota Connected Shared TRI - P4 Ele ct r ic

12 Toyota Financial Services

TFS Group Global Presence


TOYOTA FINANCIAL SERVICES
GLOBAL REGIONS
Finland
Sweden
Norway
Russia
Netherlands
Denmark
Poland
Ireland
UK
Czech
Germany
Slovakia
France
Hungary
Portugal
Spain
Italy
Kazakhstan
EUROPE/AFRICA REGION
South Africa
CHINA REGION
China
Korea
JAPAN REGION
Japan
Taiwan
Philippines
India
Thailand
Vietnam
ASIA/PACIFIC REGION
Malaysia
Indonesia
Australia
New Zealand
AMERICAS OCEANIA REGION
Canada
U.S.A.
Mexico
Puerto Rico
Venezuela
Brazil
Argentina

13

14 Toyota Motor Credit Corporation (TMCC) Toyota Motor Corporation (TMC)  Toyota Financial Services Corporation (TFSC)  Toyota Motor Credit Corporation (TMCC) • Over 4.5 million active finance contracts (1) • A+/A1/A+ (2) rated captive finance company by S&P/Moody’s/Fitch • Credit support agreement structure with TFSC/TMC (3) (1) As of March 2020. Source : Company Reports (2) Outlook negative (3) The Credit Support Agreements do not apply to securitization transactions

• Working closely with dealers to support sales • Temporary dealer floorplan interest deferrals • Principal payment deferrals for real estate and working capital loans Employees 15 COVID - 19 Response Dealers TMCC's support for our employees, dealers, and customers (1) • Employee health and safety remain our top priority • Nearly all TMCC team members transitioned to remote work arrangements Customers • Finance contract extensions, lease deferred payments, and fee waivers for existing customers • Special financing programs and initial payment deferrals for new customers (1) Support offered at various times throughout TMCC’s COVID - 19 response. TMCC may terminate, or modify the scope, duration and terms of, its COVID - 19 response at any time.

16 TMCC Products and Services ■ Dealer Financing • Wholesale • Real Estate • Working Capital • Revolving Credit Lines ■ Consumer Financing • Retail • Lease ■ Insurance Products • Service Agreements • Prepaid Maintenance • Guaranteed Auto Protection • Excess Wear & Use • Tire & Wheel • Key Replacement Protection • Used Vehicle Limited Warranty Source : TMCC March 31, 2020 10 - K. Reflects Operating Lease and Retail Financing revenues; Dealer Financing revenues; and Insurance earned premiums and contract revenues for the twelve months ended March 31, 2020 88% 5% 7% $12.9 6 B FY 2020 Revenue

17 Extensive Field Organization • Centralized servicing and collections • Currently centralizing dealer and field support (1) Plano, TX Phoenix, AZ Cedar Rapids, IA Baltimore, MD Atlanta, GA Henderson, NV TFS HQ Customer Service Center (CSC) Dealer Service Center (DSC) Toyota Financial Savings Bank (1) We are currently in the process of consolidating our field operations locations into three new regional dealer service centers ( “DSCs”) located in Chandler, Arizona, Plano, Texas, and Alpharetta, Georgia, as shown above. The consolidation of field operations is expected to be complete by the end of fiscal year 2021. The dealer lending function is now centralized at the DSC located in Plano, Texas.

36.5 38.1 38.7 37.9 36.4 49.8 50.7 52.3 53.0 56.4 15.8 17.8 17.3 17.5 17.6 $102.1 $106.6 $108.3 $108.4 $1 1 0.4 Total Managed Assets Lease Retail Wholesale 35.7 37.8 40.4 41 .9 44 . 0 1 4.1 1 2.9 11 .9 11 .1 1 2.4 $49.8 $50.7 $52.3 $53.0 $56.4 % Unencumbered Ma r - 1 6 72% Ma r - 1 7 75% Ma r - 1 8 77% Ma r - 1 9 79% Ma r - 20 78% T o tal $ 4 9 . 800 $ 5 0 . 700 $ 5 2 . 300 $ 5 3 . 000 $ 5 6 . 400 S old R e t ai l $14 . 1 $12 . 9 $1 1 . 9 $1 1 . 1 $12 . 4 Re t a i l $ 3 5 . 7 $ 3 7 . 8 $ 4 0 . 4 $ 4 1 . 9 $ 4 4 . 0 Retail Assets Sold Retail Retail 34.0 33.2 33.0 32.6 30.8 2.5 4.9 5.3 5.6 $36.5 $38.1 $38.7 5.7 $37.9 $36.4 % Unencumbered Ma r - 1 6 93% Ma r - 1 7 87% Ma r - 1 8 85% Ma r - 1 9 86% Ma r - 20 85% T o t al $36 . 5 0 0 $38 . 1 00 $38 . 7 0 0 $37 . 9 0 0 $36 . 4 0 0 Sold Lease $2.5 $4.9 $5.7 $5.3 $5.6 Lea s e $ 3 4 . 0 $ 3 3 . 2 $ 3 3 . 0 $ 3 2 . 6 $ 3 0 . 8 Lease Assets Sold Lease Lease TMCC Earning Asset Composition 18 Mar - 16 Mar - 17 Mar - 18 Mar - 19 Mar - 20 $ in billions Source: TMCC March 31, 2017 10 - K, March 31, 2019 10 - K, & March 31, 2020 10 - K

19 TMCC Financial Performance operating leases (investments in operating leases before allowance for credit losses) Source: TMCC March 31, 2019 10 - K and March 31, 2020 10 - K $10 , 7 1 7 $ 1 1 , 6 4 0 $12 , 029 20 1 8 20 1 9 2020 Total Financing Revenues Twelve Months Ended, Mar 31 $ 2 , 964 $ 3 , 1 80 $ 3 , 630 Net Revenues Twelve Months Ended, Mar 31 $ 3 , 4 1 0 $795 $ 9 1 3 Net Income Twelve Months Ended, Mar 31 0 . 30% 0 . 3 1% 0 . 39% 60+ Days Delinquent (1) As of Mar 31 20 1 8 20 1 9 2020 Allowance for Credit Losses (1)(2) As of Mar 31 0 . 73% 0.55% 0.55% 0 . 39% 0 . 34% 0 . 34% 2018 2019 2020 2018 2019 2020 2018 2019 2020 $ in millions (1) 60+ Days Delinquent, Allowance for Credit Losses, and Net Credit Losses : percentage of gross earning assets (2) Allowance for Credit Losses : the quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in 20 1 8 20 1 9 2020 Net Credit Losses (1) Twelve Months Ended, Mar 31

20 TMCC Funding Programs

21 TMCC Funding Program Objectives Highly Liquid and Well Diversified P - 1 | A - 1+ | F - 1 Direct Issue Commercial Paper Program $19.6B Undrawn Committed Bank Credit Facilities (1) $5.4B Average Liquidity Portfolio Balance for FY20 $70B + Readily Salable Retail Loans and Leases EUR NZD JPY USD GBP AUD Global Issuance Capacity  Intercompany Lending Infrastructure Investor Focused Innovative Diversity and Inclusion Long - Term Perspective Best - in - Class Execution November 2017 Toyota Motor Credit Corporation Green Bonds €600mn 0.00% Green Notes due 2021 Responsive Flexible €600mn 0.625% Notes due 2024 Source : TMCC March 31, 2020 10 - K and Company Reports (1) As of March 31, 2020

22 Commercial Paper Program Highlights P – 1 | A – 1 + | F1 Moody’s S&P Fitch Highest Short - Term Ratings TCCI TFA TMCC TMFNL TCPR Five Distinct Programs $15.0B | $4.6B Syndicated Other Backed by $19.6B of Committed Bank Credit (1) $26.7B Average Outstanding Balance TMCC and TCPR during FY20 700+ Investors State and Local, Corporates, Pension Funds, Asset Managers, Financial Institutions DOCP <GO> Rates Posted Daily on Bloomberg Source : TMCC March 31, 2020 10 - K and Company Reports (1) As of March 31, 2020

23 TMCC FY20 Funding Overview (1) Net of retained (2) Funding from asset - backed loans and ABCP Conduits Figures may not add up to 100% due to rounding Source: Company Reports as of March 31, 2020 ABS, 41% Global, 25% Other, 16% Uridashi, 4% MTN, 14% $24.8B Term Debt Funded FY2020 $14.7B Unsecured $6.7B Public and 144A ABS (1) $3.4B Private ABS (2)

24 Diversification in Debt Offerings TMCC Long Term Debt Outstanding $ in millions Source: Company Reports as of March 31, 2020 Global MTN, $ 2 2 , 623 EMTN / Eurobonds, $18,522 Public / Private ABS, $14,597 MTN, $ 7 , 036 By Deal Type Other, $5,000 USD, 54 , 05 1 EUR, 8,161 A U D , 3 , 682 GBP, 1,399 Other, 485 By Currency

25 Funding Flexibility And Responsiveness 58% 45% 37% 49% 52% 37% 44% 5 1% 38% 36% 5% 11% 12% 13% 13 % FY16 FY17 FY18 (1) Unsecured U.S. MTN issuances, excluding Structured Notes and Retail Notes Percentages may not add to 100% due to rounding Source: Company Reports as of March 31, 2020 FY19 FY20 Diversification Across the USD Curve (1) <=2yrs 3 - 5yrs 7 - 10yrs

TMCC Retail Loan Collateral & ABS Transactions 26

27 Credit Decisioning & Collections Disciplined Underwriting Consistent and conservative underwriting standards designed to limit delinquencies and credit losses • Key mission is to support Toyota and Lexus brand and vehicle sales • Continued focus on prime originations • Proprietary credit scores that leverage TMCC’s extensive origination history • Regular statistical validations of predictive power Servicing Optimization Optimization of collections strategy and staff supports loss mitigation while enabling portfolio growth • Emphasis on early intervention • Reinforcement of strong compliance management system • Focus on analytics and technology to prioritize high risk accounts and manage loss severities

28 Cumulative Net Losses by Vintage Source: Company Reports as of March 31, 2020 0 . 0% 0 . 5% 1 . 0% 1 . 5% 2 . 0% 2 . 5% 3 . 0% 3 . 5% 4 . 0% 1 5 9 13 17 21 25 29 33 37 41 45 49 53 57 61 65 69 73 2007 2008 2009 20 1 0 20 1 3 20 1 6 2011 20 1 4 20 1 7 20 1 2 20 1 5 20 1 8 20 1 9 2015 2007 2008

29 Retail Managed Portfolio Performance Source: Company Reports as of March 31, 2020 $ 5 6 $ 5 3 $ 5 3 $ 5 1 $ 5 0 $ 5 0 $ 4 9 $ 4 7 $ 4 5 $53 Mar 2019 $56 Mar 2020 3 . 1 4 3 . 1 0 3 . 1 6 3 . 1 8 3 . 1 6 3 . 22 3 . 2 1 3 . 1 6 3 . 1 2 Receivables Principal Balance ($B) Contracts Outstanding (#M) 3.10 Mar 2019 3.14 Mar 2020 FY17 FY18 FY19 FY20 F Y 1 5 F Y 1 6 F Y 1 2 F Y 1 3 F Y 1 4 0 . 50% 0 . 6 3 % Mar 2019 Mar 2020 0 . 6 1 % Mar 2019 0 . 6 3 % Mar 2020 0.52% 0.54% Mar 2019 Mar 2020 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% % 60+D Past Due Gross Charge Offs Net Losses FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 Performance by Principal Balance Outstanding 2 . 0% 1.5% 1.0% 0 . 5% 0 . 0 % FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 0 . 58% 0 . 76 % Mar 2019 Mar 2020 1.15% Mar 2019 1.11% Mar 2020% 60+D Past Due % Repossessed F Y 1 2 F Y 1 3 F Y 1 4 F Y 1 5 F Y 1 6 F Y 1 7 F Y 1 8 F Y 1 9 F Y20 Performance by Contracts Outstanding

30 Origination Characteristics 46% 42% 35% 18% 10% 24% 25% 20% 23% 28% 30% 32% 45% 60% 61% C Y 1 6 C Y 1 7 C Y 1 8 C Y 1 9 C Y 20 726 734 735 740 731 C Y 1 6 C Y 1 7 C Y 1 8 C Y 1 9 C Y 20 APR Distribution* Weighted Average FICO <2.0% 2.0% - 3.99% >=4.0% 66 69 68 69 70 CY16 CY17 CY18 *Percentages may not sum to 100% due to rounding. Source: Company Reports as of March 31, 2020 C Y 1 9 C Y 20 Weighted Average Original Term 26% 23% 23% 27% 33% 74% 77% 77% 73% 67% C Y 1 6 C Y 1 7 C Y 1 8 C Y 1 9 C Y 20 New vs Used Used New

31 TAOT Deal Characteristics 748 757 767 2010 - A 20 1 3 - B 20 1 6 - B 20 1 8 - B 2020 - B Weighted Average FICO $12 , 659 $18 , 888 2010 - A 20 1 3 - B 20 1 6 - B 20 1 8 - B 2020 - B Average Principal Balance 62 62 66 40 47 49 22 15 16 2010 - A 2013 - B 2016 - B *Percentages may not sum to 100% due to rounding. Source: Company Reports as of March 31, 2020 20 1 8 - B 2020 - B Original Term Remaining Term S e aso n i n g Weighted Avg Orig and Rem Term (months) 59% 57% 39% 4 1% % 3 4 6 1% 2010 - A 20 1 3 - B 20 1 6 - B 20 1 8 - B 2020 - B Receivables by Vehicle Type (%)* Sedans and Vans Trucks and SUVs

TAOT Cumulative Net Losses


2010, 2011, 2012 Series
TAOT 2010-A
TAOT 2010-B
TAOT 2010-C
TAOT 2011-A
TAOT 2011-B
TAOT 2012-A
TAOT 2012-B
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49


2013, 2014, 2015 Series
TAOT 2013-A
TAOT 2013-B
TAOT 2014-A
TAOT 2014-B
TAOT 2014-C
TAOT 2015-A
TAOT 2015-B
TAOT 2015-C
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49


2016, 2017, 2018 Series
TAOT 2016-A
TAOT 2016-B
TAOT 2016-C
TAOT 2016-D
TAOT 2017-A
TAOT 2017-B
TAOT 2017-C
TAOT 2017-D
TAOT 2018-A
TAOT 2018-B
TAOT 2018-C
TAOT 2018-D
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49


2019 and 2020 Series
TAOT 2019-A
TAOT 2019-B
TAOT 2019-C
TAOT 2019-D
TAOT 2020-A
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
1 5 9 13 17 21 25 29 33 37 41 45 49

Source: *Company Reports as of May 15, 2020 payment date*

32

33 TALNT 2019 - 1 Performance update Source: Company Reports as of May 25, 2020 payment date 0.15% 0.22% 0.32% 0.37% 0.42% 0.41% 0.33% 0.40% 0.44% 1.50% 3.00% Net Credit Losses (%) Sep 2019 Oct 2019 Nov 2019 Dec 2019 Jan 2020 Feb 2020 Mar 2020 Apr 2020 May 2020 Payment Date Annualized 3M Avg NCL O/C Step - Up Amortization Event 0.09% 0.13% 0.17% 0.20% 0.23% 0.26% 0.28% 0.28% 0.27% 3.95% Delinquencies (%) Sep 2019 Oct 2019 Nov 2019 Dec 2019 Jan 2020 Feb 2020 Mar 2020 Apr 2020 May 2020 Payment Date Avg 3M 60+ Days Delinquent Amortization Event C l o s i n g Jul 2019 Aug 2019 Sep 2019 Oct 2019 Nov 2019 D e c 20 1 9 Jan 2020 Feb 2020 Mar 2020 Apr 2020 May 2020 WA FICO Score 753 753 753 753 753 753 753 754 754 754 754 754 Used Vehicles 20 . 8% 20 . 7% 20 . 7% 20 . 7% 20 . 6% 20 . 6% 20 . 6% 20 . 6% 20 . 7% 20 . 8% 20 . 9% 2 1 . 0 % FICO less than 650 5 . 0% 4 . 9% 4 . 9% 4 . 9% 4 . 9% 4 . 8% 4 . 7% 4 . 7% 4 . 6% 4 . 6% 4 . 6% 4 . 5 % FICO less than 700 24 . 0% 23 . 7% 23 . 8% 23 . 7% 23 . 6% 23 . 5% 23 . 4% 23 . 4% 23 . 3% 23 . 3% 23 . 2% 23 . 1% FICO less than 720 35 . 0% 34 . 6% 34 . 7% 34 . 7% 34 . 5% 34 . 4% 34 . 4% 34 . 3% 34 . 2% 34 . 2% 34 . 1% 34 . 1% FICO less than 740 46 . 1% 45 . 8% 45 . 9% 45 . 8% 45 . 7% 45 . 7% 45 . 7% 45 . 7% 45 . 6% 45 . 6% 45 . 5% 45 . 6 % FICO less than 760 55 . 8% 55 . 5% 55 . 6% 55 . 6% 55 . 6% 55 . 6% 55 . 6% 55 . 6% 55 . 5% 55 . 5% 55 . 5% 55 . 6 % FICO less than 780 64 . 2% 63 . 9% 64 . 0% 64 . 0% 64 . 0% 64 . 0% 64 . 0% 63 . 9% 64 . 0% 64 . 0% 64 . 0% 64 . 0% > 75 original scheduled payments 7 . 9% 7 . 4% 7 . 6% 7 . 7% 7 . 8% 8 . 0% 8 . 1% 8 . 2% 8 . 2% 8 . 4% 8 . 7% 8 . 9% > 72 original scheduled payments 29 . 6% 27 . 8% 27 . 7% 27 . 5% 27 . 4% 27 . 3% 27 . 1% 27 . 0% 26 . 8% 26 . 9% 27 . 2% 27 . 5 % LTV greater than 130% 6 . 8% 6 . 7% 6 . 7% 6 . 7% 6 . 7% 6 . 7% 6 . 7% 6 . 7% 6 . 7% 6 . 7% 6 . 6% 6 . 7 % LTV greater than 120% 1 5 . 5% 1 5 . 3% 1 5 . 4% 1 5 . 4% 1 5 . 4% 1 5 . 3% 1 5 . 3% 1 5 . 3% 1 5 . 2% 1 5 . 2% 1 5 . 1% 1 5 . 1% LTV greater than 110% 32 . 5% 32 . 4% 32 . 5% 32 . 5% 32 . 6% 32 . 6% 32 . 6% 32 . 6% 32 . 5% 32 . 6% 32 . 6% 32 . 7 % LTV greater than 90% 74 . 7% 74 . 7% 74 . 8% 74 . 8% 74 . 9% 75 . 0% 75 . 0% 75 . 0% 75 . 0% 75 . 0% 75 . 1% 75 . 2%

34 Appendix

TMC Consolidated Financials Summary Source : TMC FY2019 Financial Summary and TMC FY2020 Financial Summary Consolidated Income Statement (JPY billions) 20 1 8 2020 Fiscal Year Ended March 31, 2019 Net Revenues 29 , 379 . 5 30 , 225 . 6 29,929.9 Operating Income 2 , 399 . 8 2 , 467 . 5 2 , 442 . 8 Net Income 2 , 493 . 9 1 , 882 . 8 2 , 076 . 1 Consolidated Balance Sheet (JPY billions) Fiscal Year Ended March 31, 2018 2019 2020 Current assets 1 8 , 1 52 . 6 1 8 , 879 . 2 1 8 , 642 . 5 Noncurrent finance receivables, net 9 , 48 1 . 6 1 0 , 28 1 . 1 1 0 , 423 . 8 Investment & other assets 1 2 , 406 . 3 1 2 , 09 1 . 1 1 3 , 0 1 2 . 5 Property, plant & equipment, net 1 0 , 267 . 6 1 0 , 685 . 4 1 0 , 60 1 . 5 Total Assets 50 , 308 .2 5 1 , 936 .9 52 , 680 .4 Liabilities 30 , 386 . 1 3 1 , 37 1 . 7 3 1 , 438 . 5 Shareholders' equity 1 9 , 922 . 0 20 , 565 . 2 2 1 , 24 1 . 8 Total Liabilities & Shareholders' Equity 50 , 308 .2 5 1 , 936 .9 52 , 680 .4 Numbers may not sum to total due to rounding. 35

36 TMCC Financial Performance Summary (1) Percentage of gross earning assets (2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (finance receivables before allowance for credit losses) plus gross investments in operating leases (investments in operating leases before allowance for credit losses) Source: TMCC March 31, 2019 10 - K & March 31, 2020 10 - K Consolidated Income Statement (USD millions) 20 1 8 2020 Fiscal Year Ended March 31, 2019 Total Financing Revenues 1 0 , 7 1 7 11,640 1 2 , 02 9 less: Interest Expense and Depreciation 8 , 89 2 9,656 9 , 65 4 add: Other Income 1 , 1 3 9 1,196 1 , 25 5 Net Financing Revenues 2 , 96 4 3,180 3 , 63 0 Net Income 3 , 4 1 0 795 9 1 3 Credit Performance March 31, 2018 2019 2020 Over 60 Days Delinquent (1) 0 . 30% 0 . 3 1% 0 . 39 % Allowance for Credit Losses (1) (2) 0 . 55% 0 . 55% 0 . 73 % Net Credit Losses (1) 0 . 39% 0 . 34% 0 . 34%

37 Credit Support Agreements TFSC Credit Support Agreement Securities (1) issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC • TFSC will own 100% of TMCC • TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding • If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due • Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities TMC Credit Support Agreement TFSC in turn has the benefit of a credit support agreement with TMC • Same key features as TFSC/TMCC credit support agreement • TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding TFSC’s and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations (1) “Securities” defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset - backed securities issued by TMCC’s securitization trusts.

38 Origination Profile (1) Percentages may not add to 100.0% due to rounding. Source: Company Reports as of March 31, 2020 TMCC Retail Auto Loan Originations Original Summary Characteristics 20 1 6 20 1 7 20 1 8 20 1 9 2020 by Vintage Origination Year: Number of Pool Assets 8 8 3 , 4 2 4 8 8 2 , 3 2 9 8 4 7 , 0 2 0 9 4 8 , 9 7 0 2 0 6 , 1 66 Original Pool Balance $ 2 3 , 9 4 4 , 6 2 4 , 5 0 7 $24,699,290,739 $ 2 4 , 3 0 6 , 8 1 2 , 6 5 0 $27,579,012,944 $ 6 , 0 4 0 , 4 5 5 , 4 4 6 Average Initial Loan Balance $ 2 7 , 1 04 $ 2 7 , 9 9 3 $ 2 8 , 6 9 7 $ 2 9 , 0 6 2 $ 2 9 , 2 9 9 Weighted Average Interest Rate 3 . 2 4% 3 . 2 2% 4 . 0 9% 5 . 0 2% 5 . 2 4 % Weighted Average Original Term 66 Months 69 Months 68 Months 69 Months 70 Months Weighted Average FICO 726 734 735 740 731 Minimum FICO 383 383 395 382 401 Maximum FICO 900 900 900 900 900 Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 CA - 21.4% CA - 23.3% CA - 23.5% CA - 21.3% CA - 22.2% State 2 TX - 15.5% TX - 14.4% TX - 15.0% TX - 15.2% TX - 15.5% State 3 NY - 4.8% NY - 4.2% IL - 4.0% VA - 4.5% VA - 4.9% State 4 NJ - 4.0% PA - 3.8% PA - 3.7% NY - 4.0% NY - 4.2% State 5 IL - 3.8% NJ - 3.7% NY - 3.7% PA - 3.9% MD - 4.0% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 4 6 . 0% 4 2 . 4% 3 4 . 9% 1 7 . 6% 1 0 . 5% 2.0% - 3.99% 2 3 . 7% 2 5 . 3% 1 9 . 7% 2 2 . 6% 2 8 . 2% 4.0% - 5.99% 1 3 . 6% 1 7 . 0% 2 1 . 1% 3 1 . 1% 3 3 . 0% 6.0% - 7.99% 7 . 6% 6 . 7% 1 2 . 6% 1 5 . 3% 1 4 . 8% 8.0% - 9.99% 4 . 2% 3 . 7% 5 . 1% 6 . 0% 5 . 8% 10.0% - 11.99% 2 . 3% 2 . 2% 2 . 6% 2 . 8% 2 . 9% 12.0% - 13.99% 1 . 2% 1 . 2% 1 . 5% 1 . 8% 1 . 8% 14.0% - 15.99% 0 . 7% 0 . 7% 0 . 9% 1 . 0% 1 . 2% 16.0% and greater 0 . 7% 0 . 8% 1 . 6% 1 . 8% 1 . 9% Total 1 0 0 . 0 0% 1 0 0 . 0 0% 1 0 0 . 0 0% 1 0 0 . 0 0% 1 0 0 . 0 0 % Share of Original Assets: Percentage of Non - Toyota/Non - Lexus 3 . 3% 3 . 0% 3 . 3% 3 . 6% 5 . 3% Percentage of 75+ Month Term 1 3 . 4% 1 5 . 2% 1 5 . 4% 2 3 . 0% 2 6 . 7% Percentage of Used Vehicles 2 5 . 7% 2 3 . 0% 2 3 . 0% 2 6 . 9% 3 2 . 7%

39 Managed Portfolio Performance (1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. (2) Number of contracts outstanding at end of period. (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made. Source: Company Reports TMCC Retail Loan Delinquency Experience (1) At March 31, 2020 2019 2018 2017 2016 Outstanding Contracts (2) 3,142,143 3 , 097 , 46 4 3 , 158 , 37 5 3 , 181 , 14 3 3 , 163 , 18 9 Number of Accounts Past Due in the following categories 30 - 59 days 40,205 38 , 49 8 37 , 04 4 36 , 39 6 35 , 79 5 60 - 89 days 11,604 9 , 57 6 9 , 46 4 8 , 01 8 7 , 82 2 Over 89 days 12,219 8 , 24 0 8 , 06 3 7 , 63 3 6 , 77 6 Delinquencies as a Percentage of Contracts Outstanding (3) 30 - 59 days 1 . 28% 1 . 24% 1 . 17% 1 . 14% 1 . 13% 60 - 89 days 0 . 37% 0 . 31% 0 . 30% 0 . 25% 0 . 25 % Over 89 days 0 . 39% 0 . 27% 0 . 26% 0 . 24% 0 . 21%

40 Performance – Retail Loan Source : Company Reports Net Losses as a Percentage of Average Principal Balance Outstanding 0.55% 0.52% 0.58% 0.69% 0.55% (1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC. (2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables. (3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods. (4) Includes bankruptcy - related repossessions but excludes bankruptcies. (5) Amount charged - off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge - offs. (6) Includes all recoveries from post - disposition monies received on previously charged - off contracts including any proceeds from the liquidation of the related vehicle after the related charge - off. Also includes recoveries for dealer reserve charge - offs and chargebacks. TMCC Managed Portfolio Net Loss and Reposession Experience (dollars in thousands) (1) For the Fiscal Years Ended March 31, 2020 2019 2018 2017 2016 Principal Balance Outstanding (2) $ 56 , 265 , 88 8 $ 53 , 236 , 38 0 $52,760,041 $ 50 , 759 , 34 1 $ 49 , 716 , 91 4 Average Principal Balance Outstanding (3) $ 54 , 751 , 13 4 $ 52 , 998 , 21 1 $51,759,691 $ 50 , 238 , 12 7 $ 49 , 681 , 13 4 Number of Contracts Outstanding Average Number of $ 3 , 142 , 14 3 $ 3 , 097 , 46 4 $3,158,375 $ 3 , 181 , 14 3 $ 3 , 163 , 18 9 Contracts Outstanding (3) 3 , 119 , 80 4 3 , 127 , 92 0 3,169,759 3 , 172 , 16 6 3 , 186 , 53 1 Number of Repossessions (4) 34 , 89 9 35 , 69 4 38,580 45 , 88 3 37 , 74 1 Number of Repossessions as a Percent of the Number of Contracts Outstanding 1.11% 1 . 15% 1.22% 1 . 44% 1 . 19 % Number of Repossessions as a Percent of the Average Number of Contracts Outstanding 1 . 12% 1 . 14% 1.22% 1 . 45% 1 . 18 % Gross Charge - Offs (5) $ 352 , 21 3 $323,962 $351,634 $ 395 , 10 9 $322,814 Recoveries (6) $ 49 , 19 1 $48,871 $49,567 $ 49 , 47 4 $47,966 Net Losses $ 303 , 02 2 $275,091 $302,067 $ 345 , 63 5 $274,848 Net Losses as a Percentage of Principal Balance Outstanding 0 . 54% 0 . 52% 0.57% 0 . 68% 0 . 55%

41 ABS Deal Comparison (1) Percentages may not add to 100.00% due to rounding Source: Company Reports Original Summary Characteristics by Prior Securitization: TAOT 2018 - B TAOT 2018 - C TAOT 2018 - D TAOT 2019 - A TAOT 2019 - A TAOT 2019 - B TAOT 2019 - C TAOT 2019 - D TAOT 2020 - A TAOT 2020 - B Number of Pool Assets 94 , 82 9 109,467 73,125 1 0 1 , 38 0 1 0 1 , 38 0 102,324 72,045 99,197 Original Pool Balance $ 1 , 767 , 85 1 , 358 . 5 2 $2,101,423,565.52 $1,390,010,109.85 $ 1 , 930 , 929 , 363 . 4 6 $ 1 , 930 , 929 , 363 . 4 6 $1,907,216,811.97 $1,344,769,909.63 $1,872,859,970.50 $97,464.00 $67,524.00 Average Principal Balance $ 1 8 , 642 . 5 2 $19,196.87 $19,008.69 $ 1 9 , 046 . 4 5 $ 1 9 , 046 . 4 5 $18,639.00 $18,665.69 $18,880.21 $1,855,904,868.20 $1,275,392,995.27 Weighted Average Interest Rate 2 . 1 5% 2 . 1 4% 2 . 1 3% 2 . 32% 2 . 32% 2 . 56% 2 . 74% 2 . 98% 3 . 20% 3 . 26 % Weighted Average Original Term 66 66 66 66 66 66 66 66 66 66 Weighted Average Remaining Term 51 52 51 51 51 50 50 50 50 49 Weighted Average FICO 761 761 762 762 762 761 762 766 766 767 Minimum FICO 620 620 620 620 620 620 620 620 620 620 Maximum FICO Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance: State 1 900 CA - 24.5% 900 CA - 24.7% 900 CA - 23.5% 900 CA - 23.9% 900 CA - 23.9% 900 CA - 24.7% 900 CA – 24.8% 900 CA – 25.0% 900 CA – 24.7% 900 CA – 24.3% State 2 TX - 14.7% TX - 15.7% TX - 15.4% TX - 15.3% TX - 15.3% TX - 14.6% TX – 14.8% TX – 14.9% TX – 15.02% TX – 14.8% State 3 IL - 4.6% IL - 4.4% IL - 4.3% IL - 4.6% IL - 4.6% IL - 4.7% IL – 4.8% IL – 4.9% IL – 4.8% IL – 4.7% State 4 PA - 4.3% PA - 4.2% PA - 4.1% PA - 4.0% PA - 4.0% PA - 4.0% PA – 4.0% PA – 3.9% PA – 4.0% PA – 4.1% State 5 NJ - 4.0% NJ - 3.8% VA - 3.8% VA - 3.8% VA - 3.8% VA - 3.7% VA – 3.6% VA – 3.5% VA – 3.78% NJ – 3.7% Distribution of Receivables by Contract Rate: (1) Less than 2.0% 57 . 27% 58 . 86% 60 . 89% 57 . 4 1% 57 . 4 1% 52 . 99% 50 . 7 1% 47 . 4 1% 43 . 69% 42 . 68% 2.0% - 3.99% 26 . 44% 24 . 84% 23 . 29% 24 . 22% 24 . 22% 25 . 69% 24 . 8 1% 24 . 73% 25 . 54% 25 . 74% 4.0% - 5.99% 1 0 . 46% 1 0 . 68% 1 0 . 3 1% 11 . 70% 11 . 70% 1 3 . 35% 1 5 . 33% 1 7 . 46% 1 9 . 11% 20 . 33% 6.0% - 7.99% 3 . 1 7% 3 . 09% 3 . 06% 3 . 84% 3 . 84% 4 . 67% 5 . 74% 6 . 4 1% 7 . 05% 6 . 95% 8.0% - 9.99% 1 . 67% 1 . 55% 1 . 43% 1 . 67% 1 . 67% 1 . 88% 1 . 93% 2 . 2 1% 2 . 50% 2 . 29% 10.0% - 11.99% 0 . 76% 0 . 74% 0 . 73% 0 . 77% 0 . 77% 0 . 96% 0 . 99% 1 . 09% 1 . 27% 1 . 20% 12.0% - 13.99% 0 . 2 1% 0 . 2 1% 0 . 23% 0 . 30% 0 . 30% 0 . 32% 0 . 36% 0 . 5 1% 0 . 57% 0 . 57% 14.0% - 15.99% 0 . 02% 0 . 03% 0 . 05% 0 . 05% 0 . 05% 0 . 11% 0 . 1 2% 0 . 1 3% 0 . 2 1% 0 . 1 8% 16.0% and greater 0 . 0 1% 0 . 00% 0 . 0 1% 0 . 0 1% 0 . 0 1% 0 . 02% 0 . 03% 0 . 00% 0 . 07% 0 . 06 % Total 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00 % Distribution of Receivables by Vehicle Type: (1) Passenger Cars 42 . 06% 4 1 . 45% 40 . 79% 40 . 1 9% 40 . 1 9% 39 . 1 0% 37 . 82% 36 . 27% 34 . 99% 33 . 99 % Minivans 6 . 44% 6 . 34% 5 . 88% 5 . 79% 5 . 79% 5 . 55% 5 . 3 1% 5 . 40% 5 . 20% 4 . 83 % Light Duty Trucks 1 2 . 64% 1 3 . 38% 1 4 . 82% 1 6 . 00% 1 6 . 00% 1 6 . 57% 1 7 . 29% 1 8 . 05% 1 8 . 28% 1 7 . 87 % SUVs 38 . 86% 38 . 84% 38 . 50% 38 . 03% 38 . 03% 38 . 78% 39 . 58% 40 . 28% 4 1 . 53% 43 . 3 1 % Total 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00 % Distribution of Receivables by Make: (1) Toyota and Scion 87 . 20% 87 . 72% 88 . 92% 89 . 45% 89 . 45% 89 . 02% 87 . 87% 86 . 99 % Lexus 1 2 . 80% 1 2 . 28% 11 . 08% 1 0 . 55% 1 0 . 55% 1 0 . 98% 1 2 . 1 3% 1 3 . 0 1% 87 . 24% 87 . 1 8 % Total 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 00 . 00% 1 2 . 76% 1 2 . 82 % Share of Original Assets: Percentage with Original Scheduled Payments > 60 months 54 . 1 0% 56 . 39% 56 . 1 7% 55 . 5 1% 55 . 5 1% 55 . 07% 55 . 30% 54 . 33% 54 . 29% 54 . 52 % Percentage of Used Vehicles 1 9 . 98% 1 9 . 1 4% 1 7 . 97% 1 7 . 64% 1 7 . 64% 1 8 . 24% 1 8 . 97% 20 . 34% 1 9 . 94% 20 . 86%

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